UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2012

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification
Incorporation)		Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On December 13, 2012, Magnum Hunter Resources Corporation (the “Company”) issued a press release announcing that it intends to offer up to $150,000,000 in aggregate principal amount of its 9.750% Senior Notes due in 2020 (the “Senior Notes”) in a private placement to eligible purchasers (the “New Notes Offering”).  A copy of press release announcing the New Notes Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Also on December 13, 2012, the Company issued a press release announcing that it had priced the Senior Notes to be issued in the New Notes Offering.  A copy of the press release announcing the pricing of the Senior Notes is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01.                                        Other Events

On December 13, 2012, the Company announced its intention to offer up to $150,000,000 in aggregate principal amount of its Senior Notes in the New Notes Offering.  The New Notes Offering is expected to close on or about December 18, 2012.  The net proceeds of the New Notes Offering will be used to repay indebtedness under the Company’s senior revolving credit facility.  The New Notes Offering will be an add-on offering to the Company’s May 16, 2012 issuance of $450,000,000 aggregate principal amount of its Senior Notes in a private placement to eligible purchasers (the “Original Notes Offering”).  The net proceeds of the Original Notes Offering, together with the net proceeds from the Company’s May 16, 2012 underwritten public offering of 35,000,000 shares of common stock, were used, among other purposes, to repay $337 million of outstanding debt under the Company’s senior revolving credit facility and to retire its $100 million term note.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation announcing intent to offer Senior Notes, dated December 13, 2012

99.2	Press Release of Magnum Hunter Resources Corporation announcing pricing of Senior Notes, dated December 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: December 17, 2012	By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title	Chairman and Chief Executive Officer

Signature Page

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation announcing intent to offer Senior Notes, dated December 13, 2012

99.2	Press Release of Magnum Hunter Resources Corporation announcing pricing of Senior Notes, dated December 13, 2012